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                                                                    Exhibit 10.2

                              Form of Common Stock
                                Purchase Warrant

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ORGANOGENESIS INC. (THE "COMPANY") THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY, (2) IF THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, OR
(3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.


                               ORGANOGENESIS INC.

                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------
                                                            For the purchase of
                                                        shares of Common Stock,
                                                       par value $.01 per share

Warrant No. _______                                 Dated as of March 21, 2002

         Organogenesis Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that, for value
                                    -------
received, ____________ or his registered assigns (the "Holder"), is entitled,
                                                       ------
subject to the terms set forth below, to purchase from the Company up to a total of ______ shares of Common Stock, $.01 par value (the "Common Stock"), of
                                                             ------------
the Company (each such share, a "Warrant Share" and all such shares, the
                                 -------------
"Warrant Shares") at an exercise price equal to $2.25 per share (as adjusted
 --------------
from time to time as provided in Section 9 hereof, the "Exercise Price"), at
                                                        --------------
any time and from time to time from and after the date of this Common Stock Purchase Warrant (this "Warrant") through and including March 21, 2006 or
                        -------
earlier as provided herein (the "Expiration Date"), and subject to the
                                 ---------------
following terms and conditions:

         1.       Registration of Warrant. The Company shall register this
                  -----------------------
Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time.
 ----------------
The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

          2.      Registration of Transfers and Exchanges.
                  ----------------------------------------

                  (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Election to Transfer attached hereto as Exhibit A
                                                                  ---------
duly completed and signed, to the Company at the office specified in or pursuant to Section 3(b) hereof. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant
                          -----------
so transferred shall be issued to the transferee (a "Transferee") and a New
                                                     ----------
Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the Transferee thereof shall be deemed the acceptance by such Transferee of all of the rights and obligations of a holder of this Warrant.

                  (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to
Section 3(b) hereof for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         3.       Duration, Exercise of Warrants and Redemption.
                  ---------------------------------------------

                  (a) This Warrant shall be exercisable by the registered Holder on any business day before 5:30 P.M., Boston time, at any time and from time to time on or after March 21, 2002 to and including the Expiration Date. At 5:30 P.M., Boston time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

                  (b) Upon surrender of this Warrant, with the Form of Election to Purchase attached hereto as Exhibit B duly completed and signed, to
                                        ---------
the Company at its office at 150 Dan Road, Canton, Massachusetts 02021,
Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, by certified or official bank check or checks or wire transfer, all as specified by the Holder in the Form of Election to Purchase attached hereto as Exhibit B, the Company shall promptly (but in no event later than three (3)
---------
business days after the Date of Exercise (as defined herein), issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends other than as required by Section 12 hereof and any legends placed on all shares of Common Stock of the Company relating to the then current agreement between the Company and its transfer agent relating to the issuance of "rights" to all holders of shares of the Company's Common Stock. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                  A "Date of Exercise" means the date on which the Company
                     ----------------
shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto as Exhibit B (or attached to
                                                    ---------
such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder hereof to be purchased.

                  (c) If by the fourth (4th) business day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 3(b), then the Holder will have the right to rescind such exercise.

                  (d) If by the fourth (4th) business day after a Date of Exercise the Holder has not rescinded the exercise pursuant to Section 3(c) and the Company has not delivered the required number of Warrant Shares in the manner required pursuant to Section 3(b), then if after such fourth (4th) business day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the Closing Price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant representing the equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with a market price on the date of exercise totaled $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide written notice to the Company, which notice shall include such supporting documentation as reasonably necessary to indicate and substantiate the amounts payable to the Holder in respect of the Buy-In.

                  (e) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

                  (f)      Right to Convert Warrant into Stock: Net Issuance.
                           -------------------------------------------------
The Holder shall be entitled to convert this Warrant on a "cashless" basis into shares of Common Stock in accordance with the provisions of this Section 3(f).

                           (i)     Right to Convert. In addition to and without
                                   ----------------
                  limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion hereof (the "Conversion Right") into
                                                      ----------------
                  shares
                  of Common Stock as provided in this Section 3(f) at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to
                   --------- --------------
                  the Holder (without payment by the Holder of any Exercise Price or any cash or other consideration, except as may be required under Section 6 hereof) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing (X) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined below), which value shall be determined by subtracting (A) the aggregate Exercise Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Common Stock on the Conversion Date
                  (as herein defined).

                  Expressed as a formula, such conversion shall be computed as follows:

                  X        =         B-A
                                     ---
                                      Y

         Where:                      X = the number of shares of Common Stock
that may be issued to Holder

                           Y = the fair market value (FMV) of one share of
                               Common Stock

                           A = the aggregate Exercise Price (Number of Converted
                               Warrant Shares x Exercise Price)

                           B = the aggregate FMV (i.e., FMV x Number of
                               Converted Warrant Shares)

                  No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued as determined in accordance with the foregoing formula is other than a whole number, the Company shall either pay to the Holder an amount in cash determined in accordance with Section 10 or round the number of Converted Warrant Shares as provided in Section 10.

                           (ii)    Method of Exercise. The Conversion Right may
                                   ------------------
                  be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with the Form of Election to Purchase attached hereto as Exhibit B, duly
                                                          ---------
                  completed and executed and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 3(f) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid Form of Election to Purchase (the "Conversion Date"). Certificates for
                   ---------------
                  the shares issuable upon exercise of the Conversion Right and, if applicable, a new Warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder within three (3) business days following the Conversion Date.

                           (iii)   Determination of Fair Market Value. For
                                   ----------------------------------
                  purposes of this Section 3(f), "fair market value" of a share
                                                  -----------------
                  of Common Stock as of a particular date (the "Determination
                                                                -------------
                  Date") shall mean as follows:
                  ----

                                   (A)     If traded on a securities exchange,
                           the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the five-day period ending one business day prior to the Determination Date or, if less, such number of days as the Common Stock has been traded on such exchange; or

                                   (B)     If traded over-the-counter, the fair
                           market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the five-day period ending one business day prior to the Determination Date or, if less, such number of days as the Common Stock has been traded over-the-counter; or

                                   (C)     If there is no public market for the
                           Common Stock, then fair market value shall be determined in good faith by the Board of Directors of the Company.

                           (iv)    For purposes of Rule 144 promulgated under

                  the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a "cashless" exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Stock Purchase Agreement.

         4.       Limitations on Exercise. In no event shall the Holder hereof
                  -----------------------
have the right to exercise any portion of this Warrant for shares of Common Stock or to dispose of any portion of this Warrant to the extent that such right to effect such exercise or disposition would result in the Holder or any of its affiliates beneficially owning more than 4.99% of the outstanding shares of Common Stock. For purposes of this Section 4, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this Section 4 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder hereof shall approve, in writing, such alteration, amendment, deletion or change. Notwithstanding the foregoing, the Holder hereof may, by providing written notice to the Company, adjust the restriction set forth in this Section 4 so that the limitation on beneficial ownership of 4.99% of the outstanding shares of Common Stock referred to above shall be increased to 9.99%, which adjustment shall not take effect until the 61/st/ day after the date of such notice. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger, sale or other business combination or reclassification involving the Company as contemplated herein.

         5.       Registration Rights. This Warrant and the Warrant Shares are
                  -------------------
subject to the registration rights provided in Section 8 of that certain Stock Purchase Agreement, dated as of March 13, 2002, by and between the Company and the Investor (as defined in such Stock Purchase Agreement)..

         6.       Payment of Taxes. The Company will pay all documentary stamp
                  ----------------
taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares issuable upon the exercise of this Warrant in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         7.       Replacement of Warrant. If this Warrant is mutilated, lost,
                  ----------------------
stolen or destroyed, the Company may, in its discretion, issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if reasonably satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

         8.       Reservation of Warrant Shares. The Company covenants that it
                  -----------------------------
will at all times reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders (taking into account the adjustments and restrictions set forth in Section 9 hereof). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company shall use its best efforts to provide for and maintain the listing of the Common Stock of the Company, including the Warrant Shares, upon the American Stock Exchange (or any other securities exchange or automated quotation system which is the principal exchange or system on which the Common Stock is then traded or listed).

         9.       Certain Adjustments. The Exercise Price and number of Warrant
                  -------------------
Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9. Upon each such adjustment of the Exercise Price pursuant to this Section 9, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section 9 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                  (b) In case of any reclassification or change of the shares of Common Stock of the Company issuable upon exercise of this Warrant (other than a change in par value, or as a result of a subdivision or combination covered by Section 9(a) above, but including any change in the shares of Common Stock of the Company into one or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive shares of stock (other than Common Stock), other securities, property or cash) of the shares of Common Stock of the Company (other than a change in par value, or as a result of a subdivision or combination covered by Section 9(a) above, but including any change in the shares into one or more classes or series of shares), then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities of the Company and property receivable or deemed to be held by holders of shares of Common Stock of the Company following such reclassification, change, consolidation, or merger, and the Holder shall thereafter upon exercise of this Warrant be entitled to receive such amount of securities or property attributable to the number of Warrant Shares such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to such action. The terms of any such reclassification or other action shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 9(b) upon any exercise following any such reclassification or other action.

                  (c) In case of any consolidation of the Company with, or merger of the Company with or into, another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), such successor shall (i) execute and deliver to the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation or merger by a holder of the number of shares of Common Stock of the Company for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in this Section 9.

                  (d) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of shares of Common Stock of the Company (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a), (b) and (e) hereof), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock of the Company as determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser")
                                                                 ---------
mutually selected in good faith by the holders of a majority in interest of the Warrants then outstanding and the Company. Any determination made by the Appraiser shall be final and binding upon the Company and the Holder.

                  (e) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock of the Company to all holders of shares of its Common Stock for a consideration per share less than the Exercise Price then in effect, then, promptly upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (A) the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale multiplied by the Exercise Price, and (B) the consideration, if any, received or receivable by the Company upon such issue or sale by (ii) the total number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

                  (f) For the purposes of this Section 9, the following clauses shall also be applicable:

                           (i)     Record Date. In case the Company shall take
                                   -----------
a record of the holders of its Common Stock for the purpose of entitling them
(A) to receive a dividend or other distribution payable in shares of Common Stock of the Company or in securities convertible or exchangeable into shares of Common Stock of the Company, or (B) to subscribe for or purchase shares of Common Stock of the Company or securities convertible or exchangeable into shares of its Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock of the Company deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (ii)    Treasury Shares. The number of shares of
                                   ---------------
Common Stock of the Company outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                  (g) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                  (i)      If:

                                   (i)     the Company shall declare a dividend
                                           (or any other distribution) on its
                                           Common Stock; or

                                   (ii)    the Company shall declare a special
                                           non-recurring cash dividend on its
                                           Common Stock; or

                                   (iii)   the Company shall authorize the
                                           granting to all holders of shares of
                                           Common Stock of the Company rights
                                           or warrants to subscribe for or
                                           purchase any shares of capital stock
                                           of any class or of any rights; or

                                   (iv)    the approval of any stockholders of
                                           the Company shall be required in
                                           connection with any reclassification
                                           or change of the shares of Common
                                           Stock of the Company issuable upon
                                           exercise of this Warrant (other than
                                           a change in par value, or as a
                                           result of a subdivision or
                                           combination, but including any
                                           change in the shares into one or
                                           more classes or series of shares),
                                           or any consolidation or merger of
                                           another corporation with the
                                           Company; or

                                   (v)     the Company shall authorize the
                                           voluntary dissolution, liquidation or
                                           winding up of the affairs of the
                                           Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of record of shares of Common Stock of the Company to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of record of shares of Common Stock of the Company shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any
               --------  -------
defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

         10.      Fractional Shares. The Company shall not be required to issue
                  -----------------
or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable up to the next whole number.

         11.      Investment Representations. The Holder represents to the
                  --------------------------
Company that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling this Warrant or the Warrant Shares. The Holder acknowledges that it has been afforded the opportunity to meet with the management of the Company and to ask questions of, and receive answers from, such management and the Company's counsel about the business and affairs of the Company and concerning the terms and conditions of the offering of this Warrant, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Holder. The Holder has received all information which the Holder considered necessary to form a decision concerning the purchase of this Warrant, and no valid request to the Company by the Holder hereof for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date hereof. The Holder asserts that it may be considered to be a sophisticated investor, has such knowledge and experience in financial business matters that it is capable of evaluating the merits and risk of the investment in this Warrant and the Warrant Shares, and is able to bear the economic risk of the investment. The Holder represents and warrants that it is an accredited investor, as that term is defined in Regulation D under the Securities Act.

         12.      Legend. Until no longer required under applicable securities
                  ------
laws, any certificate evidencing the Warrant Shares will bear a legend indicating that such Warrant Shares have not been registered under the Securities Act. The holder hereof, by purchasing this security, agrees for the benefit of the Company that this security may be resold, pledged or otherwise transferred only (a) to the Company, (b) if the Company shall have received an opinion of counsel satisfactory to the Company that an exemption from registration under the Securities Act is available, or (c) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.

         13.      Notices. Any and all notices or other communications or
                  -------
deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 13 prior to 4:30 p.m. (Boston Time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 13 later than 4:30 p.m. (Boston Time) on any date and earlier than 11:59 p.m. (Boston Time) on such date, (iii) the business day following the date of mailing, if sent by a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (1) if to the Company, to Organogenesis Inc., 150 Dan Road, Canton, Massachusetts 02021, Attention: Chief Financial Officer (or to facsimile no. (781) 575-1570) with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, Attention: Neil H. Aronson, Esquire, and David M. Shamberger, Esquire (or facsimile no. (617) 542-2241) or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 13.

         14.      Warrant Agent.
                  -------------

                  (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

                  (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         15.      Miscellaneous.
                  -------------

                  (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

                  (b) Subject to Section 15(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

                  (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

                  (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  (f) Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as stockholders in respect of the meetings of stockholders of the Company or the election of members of the Board of Directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company or as imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on such Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. Notwithstanding the foregoing, the Company will furnish to each Holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders or otherwise filed pursuant to the provisions of the Securities Act or the Exchange Act.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                            SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officer on the date first written above.

                                   ORGANOGENESIS INC.

                                   By: ______________________________________
                                       Michael L. Sabolinski, M.D.
                                       President and Chief Executive Officer

                                  EXHIBIT A

                        FORM OF ELECTION TO TRANSFER
                        ----------------------------

   [To be completed and signed only upon transfer of the foregoing Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Organogenesis Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Organogenesis Inc. with full power of substitution in the premises.

Dated:

______________, ______

                                            ___________________________________
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the
                                            Warrant)

                                            ___________________________________
                                            Address of Transferee

                                            ___________________________________

                                            ___________________________________

In the presence of:

__________________________

                                  EXHIBIT B

                         FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Organogenesis Inc.:

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to (check one):

         _____ (A) purchase ________ shares of Common Stock, $.01 par value ("Common Stock"), of Organogenesis Inc. and encloses herewith $________ in certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant; or

         _____ (B) convert __________ Converted Warrant Shares (as defined in the Warrant) into that number of shares of fully paid and nonassessable shares of Common Stock, determined pursuant to the provisions of Section 3(f) of the Warrant and encloses herewith $________ in certified or official bank check or checks, which sum represents any applicable taxes payable by the undersigned pursuant to the Warrant.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise or conversion be issued in the name of:

                                      PLEASE INSERT SOCIAL SECURITY OR
                                      TAX IDENTIFICATION NUMBER
                                      _________________________________________
_______________________________________________________________________________
                       (Please print name and address)
_______________________________________________________________________________
_______________________________________________________________________________

         If the number of shares of Common Stock issuable upon this exercise or conversion shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise or conversion evidenced hereby be issued in the name of and delivered to:

_______________________________________________________________________________
                       (Please print name and address)
_______________________________________________________________________________
_______________________________________________________________________________

Dated:   ____________, ______            Signature: ___________________________
                                         Print Name: __________________________
                                         Title (if applicable): _______________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)